UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

January 29, 2004
Date of Report (Date of earliest event reported)

WATER PIK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-15297

25-1843384

(Commission File Number)	(IRS Employer Identification No.)

23 Corporate Plaza, Suite 246
Newport Beach, CA  92660

(Address of principal executive offices, including zip code)

(949) 719-3700

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)           Exhibits

99.1         Press Release issued by Water Pik Technologies, Inc. dated January 28, 2004 announcing fourth quarter and full year 2003 operating results and fiscal year change.

Item 8. Change in Fiscal Year.

On January 28, 2004, the Board of Directors of Water Pik Technologies, Inc. (the “Company”) approved a change from a fiscal year ending on the Sunday closest to December 31 to a fiscal year ending on the Sunday closest to September 30.  The Company operates on a 52- or 53- week fiscal year.  Each fiscal year consists of four 13-week quarters, with an extra week added to the fourth quarter every five or six years.

The Company will file a transition report on Form 10-K for the nine-month period ending in September 2004 with the Securities and Exchange Commission in accordance with the filing requirements for such report.

Item 12. Results of Operation and Financial Condition.

On January 28, 2004, Water Pik Technologies, Inc. issued a press release announcing its fourth quarter and full year 2003 operating results and a change in its fiscal year.  A copy of the press release is attached as Exhibit 99.1 and is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATER PIK TECHNOLOGIES, INC.

Date:	January 29, 2004	By:	/s/ VICTOR C. STREUFERT
Victor C. Streufert, Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated January 28, 2004.